BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                     Institutional Class and Investor Class

                         Supplement dated July 29, 2002
                      to Prospectus dated December 18, 2001



REVISIONS RELATING TO COMPLIANCE WITH NEW RULE 35D-1 PROMULGATED UNDER THE INVESTMENT COMPANY ACT OF 1940.

               The following paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 1 of the prospectus is revised as follows:

THE FUND WILL SEEK TO ACHIEVE ITS OBJECTIVE BY INVESTING UNDER NORMAL CIRCUMSTANCES, AT THE TIME OF PURCHASE, AT LEAST 80% OF THE NET ASSETS OF THE PORTFOLIO (INCLUDING BORROWINGS FOR INVESTMENT PURPOSES) IN THE STOCKS OF U.S. COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2.0 BILLION ("SMALL CAP STOCKS") THAT BOGLE INVESTMENT MANAGEMENT (THE "ADVISER") BELIEVES ARE LIKELY TO APPRECIATE MORE THAN THE RUSSELL 2000 INDEX AS DEFINED BELOW. SHAREHOLDERS WILL BE NOTIFIED BY THE FUND SIXTY DAYS IN ADVANCE OF ANY CHANGE IN THIS POLICY. THE FUND WILL PRIMARILY INVEST IN SECURITIES PRINCIPALLY TRADED IN THE U.S. MARKETS. IN SEEKING THIS OBJECTIVE, THE FUND ATTEMPTS TO ACHIEVE A TOTAL RETURN GREATER THAN THE TOTAL RETURN OF THE RUSSELL 2000 INDEX.